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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    April 15, 2003
                                                   --------------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)





          Michigan                     0-27656                38-3261854
----------------------------           -------                ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan        48335
--------------------------------------------------------------        -----
          (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code        (248) 476-3200
                                                   -----------------------------


                                 Not applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 - 4.      NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On April 15, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing the commencement of its rights offering, pursuant to which offering the Company will issue to certain of its shareholders rights to purchase units consisting of subordinated debt and shares of the Company's common stock. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (A) - (B)         NOT APPLICABLE.

         (C)               EXHIBITS.

                            99.1    Press Release issued April 15, 2003,
                                    announcing the commencement of the Company's rights offering.

ITEMS 8 AND 9.    NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CHILDTIME LEARNING CENTERS, INC.


Date: April 15, 2003            By: /s/ Frank M. Jerneycic
                                   --------------------------------------------
                                    Frank M. Jerneycic
                                    Its: Chief Financial Officer and Treasurer


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                                 Exhibit Index


No.             Description
----            -------------
99.1            Press Release dated April 15, 2003.